October 1, 1997



Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock Limited-Term Government Fund.

You may be aware that in addition to your Fund, John Hancock Funds offers a similar U.S. government income fund called the John Hancock Intermediate Maturity Government Fund. The Intermediate Maturity Government Fund seeks current income consistent with preservation of capital and maintenance of liquidity, by investing primarily in bonds issued by the United States government and its agencies.


After careful consideration, your Fund's Trustees have unanimously agreed that merging your Fund into the John Hancock Intermediate Maturity Government Fund will offer you a similar investment objective and strategy with lower operating expenses. This proposed merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly prior to voting.


Your Vote Makes a Difference!
No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.


If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.




                                                     Sincerely,

                                                     /s/ Edward J. Boudreau, Jr.

                                                     Edward J. Boudreau, Jr.
                                                     Chairman and CEO

Q: What are the benefits of merging the Limited-Term Government Fund into the Intermediate Maturity Government Fund?

A: Offering two similar U.S. government income funds has made it harder for both your Fund and the Intermediate Maturity Government Fund to raise assets and reduce expenses. Your Trustees firmly believe this merger will allow you to continue investing for current income with preservation of capital at a lower expense.


The Intermediate Maturity Government Fund's larger asset base after the merger are expected to allow for lower operating expenses than your Fund has now. Following the merger, annual fees are projected to be 1.10% for Class A shareholders, down from 1.33%, and 1.85% for Class B shareholders, down from 2.03%. These projected lower expenses should keep more of your money invested, which often helps to bolster an investment's total return over time.


Q: How does the Intermediate Maturity Government Fund's strategy compare with that of the Limited-Term Government Fund?


A: The Intermediate Maturity Government Fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. Your Fund seeks current income and security of principal. Both funds focus on bonds with maturities of up to ten years issued by the U.S. government its agencies. Your Fund is slightly more conservative, however, investing in short- to medium-term securities, while the Intermediate Maturity Government Fund's emphasis is on medium-term maturities ranging from three to ten years. Although longer-term bonds can be more sensitive to interest rate changes than shorter-term bonds, investing in medium-term bonds allows the Intermediate Maturity Government Fund to seek higher current income than your Fund, while still focusing on principal security.

Q: How has the Intermediate Maturity Government Fund performed?


A: Although past performance does not necessarily guarantee future results, the Intermediate Maturity Government Fund has been a steady performer since its inception on December 31, 1991. The Fund's Class A shares have posted average annual total returns of 4.15% over the past year, 4.69% over the past three years, 3.96% over the past five years and 4.50% since inception on December 31, 1991 at public offering price as of June 30, 1997. For the same time periods, the Fund's Class B shares have posted average annual total returns of 3.64%, 4.47%, 3.91% and 4.39% respectively.* To review the Intermediate Maturity Government Fund in more detail, please refer to the John Hancock Income Funds prospectus and the Intermediate Maturity Government Fund's most recent annual and semiannual reports, all of which are enclosed.


Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 A.M. on November 12, 1997 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.

Q: How will the merger happen?


A: If the merger is approved, your Limited-Term Government Fund shares will be converted to Intermediate Maturity Government Fund shares, using the Funds' net asset value share prices, excluding sales charges, at the close of trading on December 5, 1997. This conversion will not affect the total dollar value of your investment.


Q: Will the merger have tax consequences?

A: Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is a non-taxable event and does not need to be reported on your 1997 tax return.

*Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 3% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-4 according to the following schedule: 3, 3, 2, 1% . No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                   JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
                             101 Huntington Avenue
                                Boston, MA 02199

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR NOVEMBER 12, 1997

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Limited-Term Government Fund:

A meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 12, 1997 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Intermediate Maturity Government Fund. Under this Agreement your fund would transfer all of its assets to Intermediate Maturity Government Fund in exchange for shares of Intermediate Maturity Government Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Intermediate Maturity Government Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2.       Any other business that may properly come before the meeting,

Shareholders of record as of the close of business on September 17, 1997 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and other shareholders.

                                            By order of the board of trustees,
                                            Susan S. Newton
                                            Secretary
October 1, 1997
550PX  9/97

                               PROXY STATEMENT OF
                   JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND

                  PROSPECTUS FOR CLASS A AND CLASS B SHARES OF
               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND
                      (a series of John Hancock Bond Trust)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Intermediate Maturity Government Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

o Your fund will transfer all of its assets to Intermediate Maturity Government Fund. Intermediate Maturity Government Fund will assume your fund's liabilities.

o Intermediate Maturity Government Fund will issue to your fund Class A shares in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

o Intermediate Maturity Government Fund will issue to your fund Class B shares in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

o        The reorganization will be tax-free.

o Your fund will be liquidated and you will become a shareholder of Intermediate Maturity Government Fund.

Shares of Intermediate Maturity Government Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Intermediate Maturity Government Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, and from the portfolio manager's greater flexibility in choosing investments. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Investment Objectives
--------------------------------------------------------------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------ -----------------------------
Investment          Current income and security    High level of current income
objective.          of principal.                  consistent with preservation
                                                   of capital and maintenance
                                                   of liquidity.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectus of your fund and               In the same envelope as this proxy
Intermediate Maturity Government Fund     statement and prospectus.
dated 10/1/97.                            Incorporated by reference into this
                                          proxy statement and prospectus.
-----------------------------------------
Intermediate Maturity Government
Fund's annual report to shareholders.
----------------------------------------- --------------------------------------
Your fund's annual report to              On file with the Securities and
shareholders.                             Exchange Commission ("SEC") or
                                          available at no charge by calling us
                                          at 1-800-225-5291.  Incorporated by
                                          reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of additional
information dated 10/1/97.  It
contains additional information about
your fund and Intermediate Maturity
Government Fund.
----------------------------------------- --------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
----------------------------------------- --------------------------------------

The date of this proxy statement and prospectus is October 1, 1997.

                               TABLE OF CONTENTS

                                                             Page


INTRODUCTION                                                   5
SUMMARY                                                        5
INVESTMENT RISKS                                              17
PROPOSAL TO APPROVE AGREEMENT
 AND PLAN OF REORGANIZATION                                   18
CAPITALIZATION                                                25
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                        26
BOARDS' EVALUATION AND RECOMMENDATION                         27
VOTING RIGHTS AND REQUIRED VOTE                               27
INFORMATION CONCERNING THE MEETING                            28
OWNERSHIP OF SHARES OF THE FUNDS                              31
EXPERTS                                                       32
AVAILABLE INFORMATION                                         32


                                    EXHIBITS

A - Agreement and Plan of Reorganization between John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund (attached to this document).

                                  INTRODUCTION


This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 12, 1997 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Intermediate Maturity Government Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about October 1, 1997.


Who is Eligible to Vote?

Shareholders of record on September 17, 1997 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


                                    SUMMARY


The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully because they contain details that are not in the summary.

Comparison of Limited-Term Government Fund to Intermediate Maturity Government Fund

------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------ -----------------------------
Business:           Your fund is a diversified     Intermediate Maturity Fund
                    open- end investment company   is a diversified series of
                    organized as a                 John Hancock Bond Trust. The
                    Massachusetts business         trust is an open-end
                    trust.                         investment company organized
                                                   as a Massachusetts business
                                                   trust.
------------------- ------------------------------ -----------------------------
Net assets as of    $168.7 million.                $29.2 million.
May 31, 1997:
------------------- ------------------------------ -----------------------------
Investment          The Fund's investment          The Fund's investment
adviser and         adviser is John Hancock        adviser is John Hancock
portfolio           Advisers, Inc.  Barry H.       Advisers, Inc.  Roger C.
managers:           Evans, CFA, has been leader    Hamilton has been leader of
                    of the fund's portfolio        the fund's portfolio
                    management team since          management team since
                    January 1995.  He is a         January 1992 (with the
                    senior vice president of the   fund's previous adviser).
                    adviser.  Mr. Evans has been   He is a vice president of
                    in the investment business     the adviser.  Mr. Hamilton
                    since joining the adviser in   joined the adviser in
                    1986.                          December 1994 and has been
                                                   in the investment business
                                                   since 1980.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------ -----------------------------
Investment          Current income and security    High level of current
objective:          of principal.  The objective   income, consistent with
                    cannot be changed without      preservation of capital and
                    shareholder approval.          maintenance of liquidity.
------------------- ------------------------------ -----------------------------
Primary             At least 80% of assets in      At least 80% of assets in
investments:        securities that are issued,    securities that are issued,
                    or guaranteed as to            or guaranteed as to
                    principal and interest, by     principal and interest, by
                    the U.S. Government, its       the U.S. Government, its
                    agencies or                    agencies or
                    instrumentalities, Treasury    instrumentalities.  Treasury
                    securities and mortgage -      securities and mortgage -
                    backed securities such as      backed securities such as
                    Ginnie Maes and Fannie Maes    Ginnie Maes and Fannie Maes
                    are included.  Your fund's     are included.  The fund's
                    securities may be of any       weighted average maturity
                    maturity, although a           will typically be between
                    substantial portion            three and ten years.
                    typically will have
                    maturities of ten years or
                    less.
------------------- ------------------------------ -----------------------------

Investments in      For liquidity and              For liquidity and
short-term debt     flexibility, your fund may     flexibility, Intermediate
securities:         place up to 20% of total       Maturity Fund may place up
                    assets in investment-grade     to 20% of assets in
                    short-term securities.  In     high-quality short-term
                    abnormal market conditions,    securities. In abnormal
                    it may invest more than 20%    market conditions, it may
                    of assets in these             invest more than 20% of
                    securities as a defensive      assets in these securities
                    tactic.                        as a defensive tactic.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------ -----------------------------
Pay-in-kind,        Your fund may not invest in    Intermediate Maturity Fund
delayed and zero    pay-in-kind, delayed or zero   may invest without
coupon debt         coupon debt securities.        limitation in pay-in-kind,
securities:                                        delayed and zero coupon debt
                                                   securities.
------------------- ------------------------------------------------------------
Illiquid            Both funds may invest up to 15% of net assets in illiquid
securities:         securities.  This limitation does not apply to liquid Rule
                    144A securities, but does apply to other restricted
                    securities.
------------------- ------------------------------ -----------------------------
Asset-backed        Your fund may not invest in    Intermediate Maturity Fund
securities:         asset-backed securities.       may invest up to 35% of
                                                   assets in asset-backed
                                                   securities.
------------------- ------------------------------------------------------------
Mortgage-backed     Both funds may purchase mortgage-backed securities.  There
securities:         are no limits on the amount of fund assets that may be
                    invested in these securities.
------------------- ------------------------------ -----------------------------
Structured          Your fund may not invest in    Intermediate Maturity Fund
Securities:         structured securities.         may invest in structured
                                                   securities which include
                                                   indexed and/or leveraged
                                                   mortgage-backed and other
                                                   debt securities. There is no
                                                   limit on the amount of fund
                                                   assets  that may be  invested
                                                   in these securities.
------------------- ------------------------------ -----------------------------
Swaps, Caps,        Your fund may not invest in    Intermediate Maturity Fund
Floors and          swaps, caps, floors or         may invest in swaps, caps,
Collars:            collars.                       floors and collars which are
                                                   over-the-counter contracts
                                                   that involve the right or
                                                   obligation to receive or make
                                                   payments based on two
                                                   different income streams.
                                                   There is no limit on the
                                                   amount of fund assets that
                                                   may be invested in these
                                                   securities.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------------------------------------
Borrowing and       Both funds may temporarily borrow from banks or through
reverse             reverse repurchase agreements for extraordinary or
repurchase          emergency purposes.  These borrowings may not exceed 33.3%
agreements:         of assets.
------------------- ------------------------------ -----------------------------
Covered Mortgage    Your fund may not engage in    Intermediate Maturity Fund
dollar roll         covered mortgage dollar roll   may engage in covered
transactions:       transactions.                  mortgage dollar roll
                                                   transaction.  There is no
                                                   limit on the amount of fund
                                                   assets that may engage in
                                                   these transactions.
------------------- ------------------------------------------------------------
Repurchase          Both funds may invest without limitation in repurchase
agreements:         agreements.
------------------- ------------------------------ -----------------------------
Securities          Your fund may not lend         Intermediate Maturity Fund
lending:            securities                     may lend portfolio
                                                   securities representing up
                                                   to 33.3% of total assets.
------------------- ------------------------------------------------------------
Short-term          Neither fund is subject to any limitations on short- term
trading:            trading.
------------------- ------------------------------ -----------------------------
When-issued and     Your fund may purchase         Intermediate Maturity Fund
forward             when-issued securities but     may purchase when-issued
commitment          not forward contracts.         securities and purchase or
transactions:                                      sell securities in forward
                                                   commitment transactions.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------------------------------------
Class A shares:     The   Class  A   shares   of  both   funds   have  the  same
                    characteristics  and fee structure  except for Class A 12b-1 fees.
                    o    Class A shares are offered with front-end sales charges
                         ranging from 2% to 3% of each fund's offering price, depending on the amount invested.
                    o    There is no front-end  sales charge for  investments of
                         $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                    o    Investors  can combine  multiple  purchases  of Class A
                         shares to take advantage of breakpoints in the sales charge schedule.
                    o    Sales   charges  are  waived  for  the   categories  of
                         investors listed in the funds' prospectus.
                    ------------------------------------------------------------
                    o    Class A shares are          o    Class A shares are
                         subject to a 12b-1               subject to a 12b-1
                         distribution fee equal           distribution fee equal
                         to 0.30% annually of             to 0.25% annually of
                         average net assets.              average net assets.
------------------- ------------------------------------------------------------
Class B shares:     The   Class  B   shares   of  both   funds   have  the  same
                    characteristics and fee structure.
                    o    Class B shares are offered  without a  front-end  sales
                         charge, but are subject to a contingent deferred sales charge (CDSC) if sold within four years after purchase. The CDSC ranges from 1.00% to 3.00% depending on how long they are held. No CDSC is imposed on shares held more than four years.
                    o    CDSCs  are in  certain  circumstances  as stated in the
                         funds' prospectus.
                    o    Class B shares are  subject to 12b-1  distribution  and
                         service fees equal to 1.00% annually of average net assets.
                    o    Class B shares automatically  convert to Class A shares
                         after five years.
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                            Both Limited-Term and Intermediate Maturity
------------------- ------------------------------------------------------------
Buying shares:      The procedures for buying shares of both funds are
                    identical.  Investors may buy shares at their public
                    offering price through a financial representative or the
                    funds' transfer agent, John Hancock Signature Services,
                    Inc.  After September 17, 1997, investors will not be
                    allowed to open new accounts in your fund but can add to
                    existing accounts.
------------------- ------------------------------------------------------------
Minimum initial     The funds have the same initial investment minimums, which
investments:        are $1,000 for non-retirement accounts and $250 for
                   retirement accounts and group investments.
------------------- ------------------------------------------------------------
Exchanging          shares: Shareholders of both funds may exchange their shares at net asset  value  with no sales  charge for shares of the same class of any other John Hancock fund.
------------------- ------------------------------------------------------------
Selling shares:     Shareholders of both funds may sell their shares by
                    submitting  a proper  written or  telephone  request to John
                    Hancock Signature Services, Inc.
------------------- ------------------------------------------------------------
Net asset  value:   All purchases, exchanges and sales of each fund's shares are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the  close  of  regular  trading  on the New  York  Stock
                    Exchange, which is normally 4:00 p.m. Eastern Time.
------------------- ------------------------------------------------------------


The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve month period ended May 31, 1997, adjusted to reflect any changes. (The expenses for Limited-Term Government Fund were annualized using the actual expenses for the eleven months ended May 31, 1997.) Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $1,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

LIMITED-TERM GOVERNMENT FUND
  Shareholder transaction expenses                          Class A    Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                       3.00%      none
  Maximum sales charge imposed on
  reinvested dividends                                      none       none
  Maximum deferred sales charge                             none(1)    3.00%
  Redemption fee(2)                                         none       none
  Exchange fee                                              none       none

  Annual fund operating expenses
  (as a % of average net assets)                            Class A    Class B
  Management fee                                            0.60%      0.60%
  12b-1 fee(3)                                              0.30%      1.00%
  Other expenses                                            0.43%      0.43%
  Total fund operating expenses                             1.33%      2.03%

Example
  Share class                         Year 1     Year 3     Year 5      Year 10
  Class A shares                      43         71         101         185
  Class B shares
  Assuming redemption                 51         84         109         192
  at end of period
  Assuming no redemption              21         64         109         192

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

INTERMEDIATE MATURITY GOVERNMENT FUND
  Shareholder transaction expenses                          Class A    Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                       3.00%      none
  Maximum sales charge imposed on
  reinvested dividends                                      none       none
  Maximum deferred sales charge                             none(1)    3.00%
  Redemption fee(2)                                         none       none
  Exchange fee                                              none       none

  Annual fund operating expenses
  (as a % of average net assets)                            Class A    Class B
  Management fee                                            0.40%      0.40%
  12b-1 fee(3)                                              0.25%      1.00%
  Other expenses                                            0.70%      0.70%
  Total fund operating expenses                             1.35%      2.10%

Example
  Share class                         Year 1     Year 3     Year 5      Year 10
  Class A shares                      43         71         102         188
  Class B shares
  Assuming redemption                 51         86         113         197
  at end of period
  Assuming no redemption              21         66         113         197



(1)  Except for investments of $1 million or more.
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted fron-end sales charge.


Pro Forma Expense Table

The next expense table shows the hypothetical ("pro forma") expenses of Intermediate Maturity Government Fund assuming that a reorganization with your fund occurred on May 31, 1997. The expenses shown in the table for Intermediate Maturity Government Fund are based on fees and expenses incurred during the twelve months ended May 31, 1997. The expenses shown in the table for Limited-Term Government Fund are based on annualized fees and expenses incurred during the eleven months ended May 31, 1997. Intermediate Maturity Government Fund's actual expenses after the reorganization may be greater or less than those shown. The examples contained in each pro forma expense table show what you would pay on a $1,000 investment if the reorganization had occurred on May

31, 1997. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of Intermediate Maturity Government Fund's actual expenses or returns, either past or future.

INTERMEDIATE MATURITY GOVERNMENT FUND (PRO FORMA)
  Shareholder transaction expenses                          Class A    Class B
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)                       3.00%      none
  Maximum sales charge imposed on
  reinvested dividends                                      none       none
  Maximum deferred sales charge                             none(1)    3.00%
  Redemption fee(2)                                         none       none
  Exchange fee                                              none       none

  Annual fund operating expenses
  (as a % of average net assets)                            Class A    Class B
  Management fee                                            0.40%      0.40%
  12b-1 fee(3)                                              0.25%      1.00%
  Other expenses                                            0.45%      0.45%
  Total fund operating expenses                             1.10%      1.85%

Pro Forma Example
  Share class                         Year 1     Year 3     Year 5      Year 10
  Class A shares                      41         64         89          160
  Class B shares
  Assuming redemption                 49         78         100         170
  at end of period
  Assuming no redemption              19         58         100         170

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 5, 1997, but may occur on any later date before June 1, 1998. Your fund will transfer all of its assets to Intermediate Maturity Government Fund. Intermediate Maturity Government Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Intermediate Maturity Government Fund will issue Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Intermediate Maturity Government Fund.

o Intermediate Maturity Government Fund will issue Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Intermediate Maturity Government Fund.

o        After the reorganization is over, your fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

--------------------------- --------------------------- ------------------------
        Fund Asset                 Limited-Term               Intermediate
       Breakpoints                  Government                  Maturity
--------------------------- --------------------------- ------------------------
First $250 million                    0.60%                       0.40%
--------------------------- --------------------------- ------------------------
Next $250 million                     0.55%                       0.40%
--------------------------- --------------------------- ------------------------
Over $500 million                     0.50%                       0.40%
--------------------------- --------------------------- ------------------------

Thus, at all asset levels, the advisory fee rates paid by Intermediate Maturity Government Fund are lower than the rates paid by your fund.

In addition, Intermediate Maturity Government Fund's current annual Class A and Class B expense ratios (equal to 1.35% and 2.10%, respectively, of average net assets) are only slightly higher than your fund's current expense ratios (equal to 1.33% 2.03%, respectively, of average net assets). If the reorganization had occurred on May 31, 1997, Intermediate Maturity Government Fund's pro forma Class A and Class B expense ratios (equal to 1.10% and 1.85%, respectively, of average net assets) would have been lower than your fund's current expense ratios.

The  following  diagram  shows  how the  reorganization  would be  carried  out.

    Limited-Term                  Limited-Term         Intermediate Maturity
   Government Fund                 Government             Government Fund
  transfers assets &                 Fund's              receives assets &
   liabilities to                  assets and          liabilities of Limited-
Intermediate Maturity             liabilities              Term Government
  Government Fund                                               Fund




  Class A        Class B                              Class B        Class A
shareholders   shareholders                         shareholders   shareholders



                    Your fund receives Intermediate Maturity
                       Government Fund Class B shares and
              distributes them to your fund's Class B shareholders



                    Your fund receives Intermediate Maturity
                       Government Fund Class A shares and
              distributes them to your fund's Class A shareholders



     [This diagram represents a graphical illustration of the transaction]

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table indicates that the risks affecting each fund are similar:

------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------------------------------------
Risks of debt       The value of the funds' portfolios will change in response
securities          to movements of the bond market.  As with any fund that
                    invests primarily in debt securities a rise in interest rates typically causes the value of debt securities and hence the value of the fund to fall. A fall in interest rates typically causes the value of debt securities to rise.
                    The debt securities held by the funds are subject to the risk that the issuer of a security will default or otherwise fail to meet its obligations.

------------------- ------------------------------------------------------------
Risks of            The funds' investments in restricted and illiquid
restricted and      securities may be difficult or impossible to sell at a
illiquid            desirable time or a fair price.  Restricted and illiquid
securities          securities also present a greater risk of inaccurate
                    valuation.
------------------- ------------------------------------------------------------
Risks of            Unleveraged derivative instruments involve the risk that a
unleveraged         rise in interest rates will cause the value of the
derivative          instrument to fall.  A fall in interest rates will
instruments         typically cause the value of these instruments to rise.
including           These instrument are also subject to the risk that the
asset-back and      issuer will default or otherwise fail to meet its
mortgage-back       obligations.  In addition, mortgage-backed securities are
securities and      subject to the risk that the life of the security will be
rights and          extended beyond its expected prepayment time.  This
warrants            typically occurs during periods of rising interest rates
                    and often reduces the security's value.  During periods of falling interest rates unanticipated prepayments may occur which also reduces the security's value.  With respect to
                    rights and warrants, their value will change in response to market movements.
------------------- ------------------------------------------------------------

------------------- ------------------------------ -----------------------------
                            Limited-Term               Intermediate Maturity
------------------- ------------------------------ -----------------------------
Risks of            Limited-Term Government Fund   Most derivative instruments
derivative          may not utilize swaps, caps,   involve leverage, which
instruments,        floors and collars or invest   increases market risks.
including swaps,    in structured securities and   Leverage magnifies gains and
caps, floors and    is not subject to the risks    losses on derivatives
collars and         associated with those          relative to changes in the
structured          transactions.                  value of underlying assets.
securities                                         If a derivative is used for
                                                   hedging purposes,  changes in
                                                   the  value of the  derivative
                                                   may not  match  those  of the
                                                   hedged   asset.    Over   the
                                                   counter  derivatives  may  be
                                                   illiquid  or  hard  to  value
                                                   accurately.  In addition, the
                                                   other  party may  default  on
                                                   its  obligations.  If markets
                                                   for underlying  assets do not
                                                   move in the right  direction,
                                                   a fund's  performance  may be
                                                   worse than if it had not used
                                                   derivatives.
------------------- ------------------------------ -----------------------------


                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 5, 1997, but may occur on any later date before June 1, 1998. Your fund will transfer all of its assets to Intermediate Maturity Government Fund and Intermediate Maturity Government Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Intermediate Maturity Government

         Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Intermediate Maturity Government Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Intermediate Maturity Government Fund.

o Intermediate Maturity Government Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Intermediate Maturity Government Fund.

o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that it is not advantageous to operate and market your fund separately from Intermediate Maturity Government Fund because their investment objectives and policies are substantially similar. By being offered simultaneously, each fund hinders the other fund's potential for asset growth.

Second, that shareholders may be better served by a fund offering greater diversification. To the extent that combining the funds' assets into a single portfolio creates a larger asset base, Intermediate Maturity Government Fund's investment portfolio can achieve greater diversification after the reorganization than is currently possible for either fund. Greater diversification is expected to benefit the shareholders of both funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

Third, that the Intermediate Maturity Government Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. The board of trustees also considered the performance history of each fund.

Fourth, that a combined fund offers economies of scale that are expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The trustees expect that the reorganization will result in a decrease in the expenses currently borne by Limited-Term Government Fund shareholders.

Fifth, that Intermediate Maturity Government Fund affords its portfolio managers greater flexibility to pursue a broader range of investment opportunities than does your fund. While past performances cannot predict future results, Intermediate Maturity Government Fund has performed better than your fund since Intermediate Maturity Government Fund adopted more flexible investment policies on September 22, 1995.

The board of trustees of Intermediate Maturity Government Fund considered that the reorganization presents an excellent opportunity for Intermediate Maturity Government Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. This opportunity provides an economic benefit to Intermediate Maturity Government Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor, John Hancock Funds, Inc., will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels the advisory fee rates paid by Intermediate Maturity Government Fund are lower than the advisory rates paid by your fund.

Intermediate Maturity Government Fund's current annual Class A and Class B expense ratios (equal to 1.35% and 2.10%, respectively, of average net assets) are only slightly higher than your fund's current expense ratios (equal to 1.33% and 2.03%, respectively, of average net assets). If the reorganization had occurred on May 31, 1997, Intermediate Maturity Government Fund's pro forma Class A and Class B expense ratios (equal to 1.10% and 1.85%, respectively, of average net assets) would have been lower than your fund's current expense ratios.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Intermediate Maturity Government Fund. As shown in the table below, your fund has had better performance for some periods while Intermediate Maturity Government Fund has had better performance for the most recent periods.

-------------------------------- ------------------------ ----------------------
        Average Annual
         Total Return             Intermediate Maturity        Limited-Term
   (without including sales
           charges)
                                 ----------- ------------ ----------- ----------
                                 Class A     Class B      Class A     Class B
-------------------------------- ----------- ------------ ----------- ----------
1 year ended 5/31/97                7.50        6.76         5.74        5.13
-------------------------------- ----------- ------------ ----------- ----------
3 years ended 5/31/97               5.49        4.80         5.27        4.57
-------------------------------- ----------- ------------ ----------- ----------
5 years ended 5/31/97               4.58        3.89         5.05       3.66(a)
-------------------------------- ----------- ------------ ----------- ----------
10 years ended 5/31/97            4.96(b)      4.28(b)       6.51
-------------------------------- ----------- ------------ ----------- ----------

(a)  Since commencement of operations on January 3, 1994
(b)  Since commencement of operations on December 31, 1991

Although the Intermediate Maturity Government Fund's 5 and 10 year total returns trail those of your fund, these figures reflect Intermediate Maturity Government Fund operating under more restrictive investment policies. Since adopting more flexible investment policies on September 22, 1995, Intermediate Maturity has outperformed your fund. In fact, the gap between Intermediate Maturity Government Fund's performance and your fund's performance has widened over the last three years. For the three year period, the difference between Intermediate Maturity Government Fund's total return and your fund's total return is 0.22% for Class A shares. For the one year period, that difference has risen to 1.76% for Class A shares.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Intermediate Maturity Government Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Intermediate Maturity Government Fund's Rule 12b-1 Plans. The maximum amount payable annually under Intermediate Maturity Government Fund's Rule 12b-1 Plans (0.25% and 1.00% of average daily net assets attributable to Class A shares and Class B shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of both classes of your fund and Intermediate Maturity Government Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

------------------------------- ------------------------- ----------------------
        Unreimbursed
Distribution and Shareholder                               Intermediate Maturity
      Service Expenses                Limited-Term
                                ------------ ------------ ------------ ---------
                                Class A      Class B      Class A      Class B
------------------------------- ------------ ------------ ------------ ---------
Actual expenses as of May 31,    $255,361      $185,390     $58,172     $403,120
1997                               0.16%        1.77%        0.26%        6.25%
------------------------------- ------------------------- ------------ ---------
Pro forma combined expenses as                             $313,533     $588,510
of May 31, 1997                                              0.17%        3.47%
------------------------------- ------------------------- ------------ ---------


Thus, if the reorganization had taken place on May 31, 1997, the pro forma combined unreimbursed expenses of Intermediate Maturity Government Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Intermediate Maturity Government Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Intermediate Maturity Government Fund's Rule 12b-1 Plans. These payments will continue to be 0.25% and 1.00% of average daily net assets attributable to Class A and Class B shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and shareholder service expenses for Class B shares over an extended period of time. However, if Intermediate Maturity Government Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Intermediate Maturity Government Fund as described above or (2) the distribution by your fund of Intermediate Maturity Government Fund shares to your fund's shareholders;

o No gain or loss will be recognized by Intermediate Maturity Government Fund upon the receipt of your fund's assets solely in exchange for the issuance of Intermediate Maturity Government Fund shares and the assumption of all of your fund's liabilities by Intermediate Maturity Government Fund;

o The basis of the assets of your fund acquired by Intermediate Maturity Government Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of Intermediate Maturity Government Fund will include your fund's tax holding period for those assets;

o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Intermediate Maturity Government Fund shares as part of the reorganization;

o The basis of Intermediate Maturity Government Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

o The tax holding period of the Intermediate Maturity Government Fund shares received by you will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the reorganization date.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. Shareholders of your fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Intermediate Maturity Government Fund shares. Shareholders may not redeem or transfer Intermediate Maturity Government Fund shares received in the reorganization until they have surrendered their Limited-Term Government Fund share certificates or delivered an Affidavit. Intermediate Maturity Government Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Intermediate Maturity Government Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Intermediate Maturity Government Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Intermediate Maturity Government Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Intermediate Maturity Government Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $180,024 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of May 31, 1997, and the pro forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 0.892160 Class A Intermediate Maturity Government Fund shares being issued for each Class A share of your fund and approximately
0.892160 Class B Intermediate Maturity Government Fund shares being issued for each Class B share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in the market value of the portfolio securities of both Intermediate Maturity Government Fund and your fund between May 31, 1997 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Intermediate Maturity Government Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Intermediate Maturity Government Fund and your fund during the same period.

                                  MAY 31, 1997


                               Limited-Term      Intermediate       Pro Forma
                                                 Maturity
Net Assets                     $168,710,394      $29,205,883        $197,916,277
Net Asset Value Per Share
  Class A                      $       8.44      $      9.46        $       9.46
  Class B                      $       8.44      $      9.46        $       9.46
Shares Outstanding
  Class A                        18,745,924        2,405,279          19,129,646
  Class B                         1,243,215          681,925           1,791,072

It is impossible to predict how many Class A shares and Class B shares of Intermediate Maturity Government Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Intermediate Maturity Government Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in the funds' combined prospectus you can find additional information about the business of each fund.


---------------------------- ---------------------------------------------------
    Type of Information                Headings in Combined Prospectus
                             -------------------------- ------------------------
                              Limited-Term Government         Intermediate
                                                                Maturity
---------------------------- ---------------------------------------------------
Organization                 Fund Details: Business Structure: How the Funds
and operation                are Organized
---------------------------- ---------------------------------------------------
Investment objective and     Goal and Strategy, Portfolio Securities, Risk
policies                     Factors; Fund Details: Business Structure:
                             Portfolio Trades, Investment Goals,
                        Diversification; More About Risk
---------------------------- ---------------------------------------------------
Portfolio                    Portfolio Management
management
---------------------------- ---------------------------------------------------
Investment adviser and       Overview: The Management Firm; Fund Details:
distributor                  Business Structure: How the Funds are Organized,
                             Sales Compensation
---------------------------- ---------------------------------------------------
Expenses                     Investor Expenses
---------------------------- ---------------------------------------------------
Custodian and transfer       Fund Details:  Business Structure:  How the Funds
agent                        are Organized
---------------------------- ---------------------------------------------------
Shares of beneficial         Your Account: Choosing a Share Class
interest
---------------------------- ---------------------------------------------------
Purchase of shares           Your Account: Choosing a Share Class, Sales Charge
                             Reductions and Waivers, Opening an Account, Buying
                             Shares; Transaction
                             Policies; Additional Investor Services
---------------------------- ---------------------------------------------------
Redemption                   Your Account: Selling Shares; How Sales Charges
or sale of shares            are Calculated; Transaction Policies; Additional
                             Investor Services, Systematic Withdrawal Plan
---------------------------- ---------------------------------------------------
Dividends,                   Dividends and Account Policies
distributions and taxes
---------------------------- ---------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser
("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Intermediate Maturity Government Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Intermediate Maturity Government Fund and that the interests of Intermediate Maturity Government Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
The trustees of your fund recommend that the shareholders of your fund vote for the proposal to approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------



                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $3,000.

Revoking Proxies

A Limited-Term Government Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


As of September 17, 1997, 18,146,959 Class A shares and 1,242,698 Class B shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 17, 1997 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the Meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS


To the knowledge of the fund, as of August 29, 1997, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund and Intermediate Maturity Government Fund:

------------------------------------    ----------------------

 Names and Addresses of Owners               Limited-Term
   of More Than 5% of Shares                     Fund


                                        ---------- -----------
                                          Class A    Class B
------------------------------------    ---------- -----------
MLPF & S for the Sole Benefit of its                  20.41%
Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246
--------------------------------------------------------------

--------------------------------------------------------------

                                             Intermediate
                                            Maturity Fund
                                        ---------- -----------
                                          Class A    Class B
------------------------------------    ---------- -----------
River Production Co. Inc.                  7.17%
P.O. Box 909
Columbia, MA
------------------------------------    ---------- -----------
MLPF & S for the Sole Benefit of its       5.79%      22.12%
Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246
------------------------------------    ---------- -----------
Northern Trust Co. TTEE                    5.33%
FBO Adventist Health System/West
P.O. Box 92956
Chicago, IL 60675
------------------------------------    ---------- -----------
Ventura Estates                                       5.57%
915 Estates
Newbury Park CA 91320
--------------------------------------------------------------

As of August 29, 1997, the trustees and officers of your fund and Intermediate Maturity Government Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.


                                    EXPERTS

The financial statements and the financial highlights of Limited-Term Government Fund and Intermediate Maturity Government Fund, each as of May 31, 1997 and for the periods then ended, are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights have been independently audited by Ernst & Young LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of October, 1997, by and between John Hancock Intermediate Maturity Government Fund (the "Acquiring Fund"), a series of John Hancock Bond Trust, a Massachusetts business trust (the "Trust"), and John Hancock Limited Term Government Fund (the "Acquired Fund"), a Massachusetts business trust, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on December 5, 1997 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 5, 1997 or such other date on or before June 30, 1998 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Acquired Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 1998, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified investment company under the 1940 Act;

     (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended and restated (the "Acquired Fund's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

     (f) The statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of May 31, 1997 and the related statement of operations for the year ended December 31, 1996 and the period from January 1, 1997 to May 31, 1997 and the statement of changes in net assets for the years ended December 31, 1995 and 1996 and the period from January 1, 1997 to May 31, 1997 (audited by Ernst & Young LLP) (copies of which have been furnished to the Acquiring
          Fund) present fairly in all material respects the financial condition of the Acquired Fund as of May 31, 1997 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

     (g) Since May 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

     (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

     (i) Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

     (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

     (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

     (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (o)  No  consent,  approval,   authorization  or  order  of  any  court  or
          governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

     (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (q) The prospectus of the Acquired Fund, dated October 1, 1997 (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

     (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b)  The  Trust  is  a  registered   investment  company  classified  as  a
          management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

     (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated March 1, 1997, as supplemented on July 15, 1997, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the

          Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

     (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

     (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (g) The statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of May 31, 1997 and the related statement of operations for the year ended March 31, 1997 and the period from April 1, 1997 to May 31, 1997, and the statement of changes in net assets for the years ended March 31, 1996 and 1997 and the period from April 1, 1997 to May 31, 1997 (audited by Ernst & Young LLP) (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of May 31, 1997 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

     (h) Since May 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

     (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

     (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

     (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

     (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust on behalf of the Acquiring Fund and the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Acquired Fund or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

     (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

     (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

     (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

     (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust on behalf of the Acquiring Fund and the Acquired Fund agree to make and provide representations which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing
     Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust or the Acquired Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquired Fund. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Acquired Fund must look solely to the property of the Trust or the Acquired Fund, respectively, for the enforcement of any claims against the Trust or the Acquired Fund as the Trustees, officers, agents and shareholders of the Trust or the Acquired Fund assume no personal liability for obligations entered into on behalf of the Trust or the Acquired Fund, respectively. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



JOHN HANCOCK BOND TRUST on behalf of
JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND



By:
----------------------------------------
          Anne C. Hodsdon
             President




JOHN HANCOCK LIMITED TERM GOVERNMENT FUND



By:
----------------------------------------
         Susan S. Newton
   Vice President and Secretary







                                      A-20
                                                                      220PX 9/97

JOHN HANCOCK

Income Funds

[GRAPHIC]

--------------------------------------------------------------------------------


Prospectus
October 1, 1997


This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

Some of these funds may invest up to 100% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Government Income Fund

High Yield Bond Fund

Intermediate Maturity
Government Fund

Limited-Term Government Fund

Sovereign Bond Fund

Sovereign U.S. Government
Income Fund

Strategic Income Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund look at goals,   Government Income Fund                         4
strategies, risks, expenses
and financial history.          High Yield Bond Fund                           6

                                Intermediate Maturity Government Fund          8

                                Limited-Term Government Fund                  10

                                Sovereign Bond Fund                           12

                                Sovereign U.S. Government Income Fund         14

                                Strategic Income Fund                         16

Policies and instructions       Your account
for opening, maintaining        Choosing a share class                        18
and closing an account          How sales charges are calculated              18
in any income fund.             Sales charge reductions and waivers           19
                                Opening an account                            20
                                Buying shares                                 21
                                Selling shares                                22
                                Transaction policies                          24
                                Dividends and account policies                24
                                Additional investor services                  25

Details that apply to the       Fund details
income funds as a group.        Business structure                            26
                                Sales compensation                            27
                                More about risk                               29

                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

GOAL OF THE INCOME FUNDS

John Hancock income funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o  want to diversify their portfolios

o are seeking a mutual fund for the income portion of an asset allocation portfolio

o  are retired or nearing retirement

Income funds may NOT be appropriate if you:

o  are investing for maximum return over a long time horizon

o  require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $22 billion in assets.


Fund Information Key
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip art] Risk factors The major risk factors associated with the fund.

[Clip art] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clip art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Government Income Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                              TICKER SYMBOL     CLASS A: JHGIX    CLASS B: TSGIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to earn a high level of current income consistent with preservation of capital. To pursue this goal, the fund invests primarily in U.S. Government and agency securities of any maturity, as described below. Stability of share price is a secondary goal.

PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries, mortgage-backed securities such as Ginnie Maes, Freddie Macs and Fannie Maes, and repurchase agreements and forward commitments involving these securities.


For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities, U.S. dollar-denominated foreign government securities and derivative and leveraged investments, and may engage in other investment practices. Investments in asset-backed and foreign government securities must be in the two highest and four highest rating categories, respectively, or if unrated, be of comparable quality. Up to 10% of assets may be invested in foreign government bonds rated BB/Ba or B (junk bonds).


RISK FACTORS
[Clip art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     5.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.63%       0.63%
12b-1 fee(3)                                    0.25%       1.00%
Other expenses                                  0.25%       0.25%
Total fund operating expenses                   1.13%       1.88%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $56      $79      $104     $176
Class B shares
  Assuming redemption
  at end of period                  $69      $89      $122     $200
  Assuming no redemption            $19      $59      $102     $200


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class B
year-by-year total investment return (%)  2.40(6)  10.22  3.71  14.38  8.81  9.86  (6.42)  14.49  3.84  2.02(6)
(scale varies from fund to fund)                                                                        seven
                                                                                                        months

------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                                              10/94(1)      10/95(2)       10/96      5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                  $8.85         $8.75       $9.32       $9.07
Net investment income (loss)                                                           0.06          0.72        0.65(4)     0.37(4)
Net realized and unrealized gain (loss) on investments                                (0.10)         0.57       (0.25)      (0.14)
Total from investment operations                                                      (0.04)         1.29        0.40        0.23
Less distributions:
  Dividends from net investment income                                                (0.06)        (0.72)      (0.65)      (0.37)
Net asset value, end of period                                                        $8.75         $9.32       $9.07       $8.93
Total investment return at net asset value(5) (%)                                     (0.45)(6)      15.3        4.49        2.57(6)
Total adjusted investment return at net asset value(5) (%)                            (0.46)(6)     15.28
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                            223       470,569      396,323     359,758
Ratio of expenses to average net assets(7) (%)                                         0.12(6)       1.19        1.17        1.13(8)
Ratio of net investment income (loss) to average net assets(7) (%)                     0.71(6)       7.38        7.10        7.06(8)
Portfolio turnover rate (%)                                                              92           102(9)      106         129
Debt outstanding at end of period (000s omitted)(10) ($)                                0.0            --          --          --
Average daily amount of debt outstanding during the period (000s omitted)(10) ($)       349           N/A         N/A         N/A
Average monthly number of shares outstanding during the period (000s omitted)        28,696           N/A         N/A         N/A
Average daily amount of debt outstanding per share during the period(10) ($)           0.01           N/A         N/A         N/A

--------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                          10/88(1)      10/89      10/90    10/91     10/92        10/93
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $10.58       $10.01      $9.98    $9.37     $9.79        $9.83
Net investment income (loss)                                     0.69(4)      0.98       0.88     0.89      0.80         0.70
Net realized and unrealized gain (loss) on investments          (0.45)       (0.01)     (0.54)    0.40      0.03         0.24
Total from investment operations                                 0.24         0.97       0.34     1.29      0.83         0.94
Less distributions
  Dividends from net investment income                          (0.64)       (1.00)     (0.95)   (0.87)    (0.79)       (0.72)
  Distributions from net realized gain on investments sold      (0.17)          --         --       --        --           --
  Total distributions                                           (0.81)       (1.00)     (0.95)   (0.87)    (0.79)       (0.72)
Net asset value, end of period                                 $10.01        $9.98      $9.37    $9.79     $9.83       $10.05
Total investment return at net asset value(5) (%)                2.40(6)     10.22       3.71    14.38      8.81(7)      9.86(7)
Total adjusted investment return at net asset value(5,11) (%)    1.02(6)      9.40       3.67       --      8.66         9.85
Ratios and supplemental data
Net assets end of period (000s omitted) ($)                     6,966       26,568     64,707  129,014   225,540      293,413
Ratio of expenses to average net assets (%)                      1.38(6)      2.00       2.00     2.00      2.00(7)      2.00(7)
Ratio of adjusted expenses to average net assets(12) (%)         2.76(6)      2.82       2.04       --        --           --
Ratio of net investment income (loss) to
average net assets (%)                                           6.34(6)      9.64       9.22     9.09      8.03(7)      7.06(7)
Ratio of adjusted net investment income (loss) to
average net assets(12) (%)                                       4.96(6)      8.82       9.18       --        --           --
Portfolio turnover rate (%)                                       174          151         83      162       112          138
Fee reduction per share ($)                                      0.15         0.08      0.004       --        --           --
Debt outstanding at end of period (000s omitted)(10) ($)           --           --         --       --         0            0
Average daily amount of debt outstanding during the
period (000s omitted)(10) ($)                                      --           --         --       --     6,484          503
Average monthly number of shares outstanding during
the period (000s omitted)                                          --           --         --       --    18,572       26,378
Average daily amount of debt outstanding per share
during the period(10) ($)                                          --           --         --       --      0.35         0.02

-----------------------------------------------------------------------------------------------------------------
Class B - year ended:                                           10/94        10/95(2)      10/96        5/97(3)
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $10.05        $8.75        $9.32         $9.08
Net investment income (loss)                                      0.65         0.65         0.58(4)       0.33(4)
Net realized and unrealized gain (loss) on investments           (1.28)        0.57        (0.24)        (0.15)
Total from investment operations                                 (0.63)        1.22         0.34          0.18
Less distributions
  Dividends from net investment income                           (0.65)       (0.65)       (0.58)        (0.33)
  Distributions from net realized gain on investments sold       (0.02)          --           --            --
  Total distributions                                            (0.67)       (0.65)       (0.58)        (0.33)
Net asset value, end of period                                   $8.75        $9.32        $9.08         $8.93
Total investment return at net asset value(5) (%)                (6.42)(7)    14.49(7)      3.84          2.02(6)
Total adjusted investment return at net asset value(5,11) (%)    (6.43)       14.47           --            --
Ratios and supplemental data
Net assets end of period (000s omitted) ($)                    241,061      226,954      178,124       153,390
Ratio of expenses to average net assets (%)                       1.93(7)      1.89(7)      1.90          1.87(8)
Ratio of adjusted expenses to average net assets(12) (%)            --           --           --            --
Ratio of net investment income (loss) to
average net assets (%)                                            6.98(7)      7.26(7)      6.37          6.32(8)
Ratio of adjusted net investment income (loss) to
 average net assets(12) (%)                                         --           --           --            --
Portfolio turnover rate (%)                                         92          102(9)       106           129
Fee reduction per share ($)                                         --           --           --            --
Debt outstanding at end of period (000s omitted)(10) ($)             0           --           --            --
Average daily amount of debt outstanding during the
period (000s omitted)(10) ($)                                      349          N/A          N/A           N/A
Average monthly number of shares outstanding during
the period (000s omitted)                                       28,696          N/A          N/A           N/A
Average daily amount of debt outstanding per share
during the period(10) ($)                                         0.01          N/A          N/A           N/A

(1) Class A and Class B shares commenced operations on September 30, 1994 and February 23, 1988, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7) Excludes interest expense, which equals 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(8)   Annualized.
(9)   Portfolio turnover rate excludes merger activity.
(10) Debt outstanding consists of reverse repurchase agreements entered into during the year.
(11) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(12)  Unreimbursed, without fee reduction.



                                                        GOVERNMENT INCOME FUND 5

High Yield Bond Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                               TICKER SYMBOL      CLASS A: JHHBX  CLASS B: TSHYX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to maximize current income without assuming undue risk. To pursue this goal, the fund invests primarily in junk bonds, i.e. lower-rated, higher-yielding debt securities.

Because the performance of junk bonds has historically been influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook.

The fund also seeks capital appreciation, but only when consistent with its primary goal.


PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 65% of assets in bonds rated lower than BBB/Baa and their unrated equivalents. Up to 30% of assets may be invested in bonds rated CC/Ca. Up to 40% of assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets.


Types of bonds include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

The fund may also invest up to 20% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including restricted securities, and may engage in other investment practices.


RISK FACTORS
[Clip art] Investors should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of junk bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Before you invest, please read "More about risk" starting on page 29.

PORTFOLIO MANAGEMENT
[Clip art] Arthur N. Calavritinos, CFA, leader of the fund's portfolio management team since July 1995, is a vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1987.


--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     5.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.54%       0.54%
12b-1 fee(3)                                    0.25%       1.00%
Other expenses                                  0.25%       0.25%
Total fund operating expenses                   1.04%       1.79%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $55      $77      $100     $166
Class B shares
  Assuming redemption
  at end of period                  $68      $86      $117     $191
  Assuming no redemption            $18      $56      $97      $191


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class B
year-by-year total investment return (%)  (0.10)(6)  9.77  (4.51)  (8.04)  34.21  11.56  21.76  (1.33)  7.97  15.24  10.06(6)
(scale varies from fund to fund)                                                                                     seven
                                                                                                                     months

------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                                   10/93(1)         10/94      10/95(2)  10/96      5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                       $8.10         $8.23       $7.33    $7.20       $7.55
Net investment income (loss)                                                0.33          0.80(4)     0.72     0.76(4)     0.45
Net realized and unrealized gain (loss) on investments                      0.09         (0.83)      (0.12)    0.35        0.32
Total from investment operations                                            0.42         (0.03)       0.60     1.11        0.77
Less distributions:
  Dividends from net investment income                                     (0.29)        (0.82)      (0.73)   (0.76)      (0.45)
  Distributions from net realized gain on investments sold                    --         (0.05)         --       --          --
  Total distributions                                                      (0.29)        (0.87)      (0.73)   (0.76)      (0.45)
Net asset value, end of period                                             $8.23         $7.33       $7.20    $7.55       $7.87
Total investment return at net asset value(5) (%)                           4.96(6)      (0.59)       8.83    16.06       10.54(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               2,344        11,696      26,452   52,792      97,925
Ratio of expenses to average net assets (%)                                 0.91(7)       1.16        1.16     1.10        1.05(7)
Ratio of net investment income (loss) to average net assets (%)            12.89(7)      10.14       10.23    10.31       10.19(7)
Portfolio turnover rate (%)                                                  204           153          98      113          78
Average Brokerage Commission Rate(8)($)                                       --            --          --      N/A      0.0583

------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                          10/87(1)      10/88      10/89    10/90     10/91        10/92
------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                            $9.95        $9.94      $9.70    $8.14     $6.45        $7.44
Net investment income (loss)                                     0.01         1.07(4)    1.16     1.09      0.98         0.87
Net realized and unrealized gain (loss) on investments          (0.02)       (0.14)     (1.55)   (1.68)     1.06        (0.04)
Total from investment operations                                (0.01)        0.93      (0.39)   (0.59)     2.04         0.83
Less distributions:
  Dividends from net investment income                             --        (1.17)     (1.14)   (1.09)    (0.98)       (0.84)
  Distributions from net realized gain on investments sold         --           --         --       --        --           --
  Distributions from capital paid-in                               --           --      (0.03)   (0.01)    (0.07)          --
  Total distributions                                              --        (1.17)     (1.17)   (1.10)    (1.05)       (0.84)
Net asset value, end of period                                  $9.94        $9.70      $8.14    $6.45     $7.44        $7.43
Total investment return at net asset value(5) (%)               (0.10)(5)     9.77      (4.51)   (8.04)    34.21        11.56
Total adjusted investment return at net asset value(5,9) (%)    (0.41)(5)     9.01      (4.82)   (8.07)       --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      110       20,852     33,964   37,097    72,023       98,560
Ratio of expenses to average net assets (%)                      0.03(6)      2.00       2.20     2.22      2.24         2.25
Ratio of adjusted expenses to average net assets(10) (%)         0.34(6)      2.76       2.51     2.25        --           --
Ratio of net investment income (loss) to average net assets (%)  0.09(6)     10.97      12.23    14.59     13.73        11.09
Ratio of adjusted net investment income (loss) to average
net assets(10) (%)                                              (0.22)(6)    10.21      11.92    14.56        --           --
Portfolio turnover rate (%)                                         0           60        100       96        93          206
Fee reduction per share ($)                                      0.03         0.07       0.03    0.002        --           --
Average Brokerage Commission Rate(8)($)                            --           --         --       --        --           --

---------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                            10/93        10/94      10/95(2)        10/96    5/97(3)
---------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                             $7.43        $8.23        $7.33         $7.20     $7.55
Net investment income (loss)                                      0.80         0.74(4)      0.67          0.70(4)   0.42
Net realized and unrealized gain (loss) on investments            0.75        (0.83)       (0.13)         0.35      0.32
Total from investment operations                                  1.55        (0.09)        0.54          1.05      0.74
Less distributions:
  Dividends from net investment income                           (0.75)       (0.76)       (0.67)        (0.70)    (0.42)
  Distributions from net realized gain on investments sold          --        (0.05)          --            --        --
  Distributions from capital paid-in                                --           --           --            --        --
  Total distributions                                            (0.75)       (0.81)       (0.67)        (0.70)    (0.42)
Net asset value, end of period                                   $8.23        $7.33        $7.20         $7.55     $7.87
Total investment return at net asset value(5) (%)                21.76        (1.33)        7.97         15.24     10.06(6)
Total adjusted investment return at net asset value(5,9) (%)        --           --           --            --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   154,214      160,739      180,586       242,944   379,024
Ratio of expenses to average net assets (%)                       2.08         1.91         1.89          1.82      1.80(7)
Ratio of adjusted expenses to average net assets(10) (%)            --           --           --            --        --
Ratio of net investment income (loss) to average net assets (%)  10.07         9.39         9.42          9.49      9.45(7)
Ratio of adjusted net investment income (loss) to average
net assets(10) (%)                                                  --           --           --            --        --
Portfolio turnover rate (%)                                        204          153           98           113        78
Fee reduction per share ($)                                         --           --           --            --        --
Average Brokerage Commission Rate(8)($)                             --           --           --           N/A    0.0583

(1) Class A and Class B shares commenced operations on June 30, 1993 and October 26, 1987, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year changed from October 31 to May 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.



                                                          HIGH YIELD BOND FUND 7

Intermediate Maturity Government Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                               TICKER SYMBOL      CLASS A: TAUSX  CLASS B: TSUSX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to earn a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund invests primarily in U.S. Government securities of any maturity, as described below. The fund's weighted average maturity will typically be between three and ten years.


PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes. The fund may invest up to 20% in asset-backed securities or corporate debt securities rated AAA/Aaa and their unrated equivalents.

For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.


RISK FACTORS
[Clip art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
29. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] Roger C. Hamilton, leader of the fund's portfolio management team since January 1992 (with the fund's previous adviser), is a vice president of the adviser. He joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                   3.00%       none
Maximum sales charge imposed on
reinvested dividends                                  none        none
Maximum deferred sales charge                         none(1)     3.00%
Redemption fee(2)                                     none        none
Exchange fee                                          none        none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)          0.00%       0.00%
12b-1 fee                                             0.25%       1.00%
Other expenses (after limitation)(3)                  0.50%       0.50%
Total fund operating expenses (after limitation)(3)   0.75%       1.50%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $37      $53      $70      $120
Class B shares
  Assuming redemption
  at end of period                  $45      $67      $82      $131
  Assuming no redemption            $15      $47      $82      $131

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses (except for 12b-1 and other class-specific expenses). Without this limitation, management fees would be 0.40% for each class, other expenses would be 1.27% for each class and total fund operating expenses would be 1.92% for Class A and 2.67% for Class B.



8  INTERMEDIATE MATURITY GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  1.96(7)  6.08  2.51  3.98  5.60  4.56  2.13(7)
(scale varies from fund to fund)                                                  two
                                                                                 months

------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                        3/92(1)        3/93     3/94   3/95(2)    3/96        3/97   5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00      $10.03   $10.05    $9.89    $9.79       $9.69    $9.37
Net investment income (loss)                                    0.17        0.58     0.41     0.49     0.62        0.67     0.11(4)
Net realized and unrealized gain (loss) on investments          0.03        0.02    (0.16)   (0.11)   (0.08)      (0.25)    0.09
Total from investment operations                                0.20        0.60     0.25     0.38     0.54        0.42     0.20
Less distributions:
  Dividends from net investment income                         (0.17)      (0.58)   (0.41)   (0.48)   (0.64)      (0.66)   (0.11)
Distributions from net realized gain on investments sold          --          --       --       --       --       (0.08)      --
Total distributions                                            (0.17)      (0.58)   (0.41)   (0.48)   (0.64)      (0.74)   (0.11)
Net asset value, end of period                                $10.03      $10.05    $9.89    $9.79    $9.69       $9.37    $9.46
Total investment return at net asset value(5) (%)               1.96(7)     6.08     2.51     3.98     5.60        4.56     2.13(7)
Total adjusted investment return at net asset value(5,6) (%)    1.68(7)     5.53     2.27     3.43     4.83        4.19     1.93(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                  13,775      33,273   24,310   12,950   29,024      22,043   22,755
Ratio of expenses to average net assets(8) (%)                  0.50(9)     0.50     0.75     0.80     0.75        0.75     0.75(9)
Ratio of adjusted expenses to average net assets(8,10) (%)      1.62(9)     1.05     0.99     1.35     1.45        1.12     1.92(9)
Ratio of net investment income (loss) to average
net assets (%)                                                  6.47(9)     5.47     4.09     4.91     6.49        6.99     7.07(9)
Ratio of adjusted net investment income (loss) to average
assets(10) (%)                                                  5.35(9)     4.92     3.85     4.36     5.79        6.62     5.90(9)
Fee reduction per share(4) ($)                                  0.11        0.06     0.02     0.05     0.07        0.04     0.02
Portfolio turnover rate (%)                                        1         186      244      341      423(11)     427       77

------------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                        3/92(1)        3/93     3/94   3/95(2)     3/96       3/97   5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $10.00      $10.03   $10.05    $9.89     $9.79      $9.69    $9.37
Net investment income (loss)                                    0.15        0.51     0.34     0.43      0.57       0.60     0.10(4)
Net realized and unrealized gain (loss) on investments          0.03        0.02    (0.16)   (0.11)    (0.10)     (0.24)    0.09
Total from investment operations                                0.18        0.53     0.18     0.32      0.47       0.36     0.19
Less distributions:
  Dividends from net investment income                         (0.15)      (0.51)   (0.34)   (0.42)    (0.57)     (0.60)   (0.10)
Distribution from net realized gain on investments sold           --          --       --       --        --      (0.08)      --
Total distributions                                            (0.15)      (0.51)   (0.34)   (0.42)    (0.57)     (0.68)   (0.10)
Net asset value, end of period                                $10.03      $10.05    $9.89    $9.79     $9.69      $9.37    $9.46
Total investment return at net asset value(5) (%)               1.80(7)     5.40     1.85     3.33      4.92       3.84     2.01(7)
Total adjusted investment return at net asset value(5,6)        1.52(7)     4.85     1.61     2.78      4.15       3.47     1.81(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   1,630      13,753   11,626    9,506     8,532      6,779    6,451
Ratio of expenses to average net assets(8) (%)                  1.15(9)     1.15     1.40     1.45      1.40       1.43     1.50(9)
Ratio of adjusted expenses to average net
assets(8,10) (%)                                                2.27(9)     1.70     1.64     2.00      2.10       1.80     2.67(9)
Ratio of net investment income (loss) to average
net assets (%)                                                  5.85(9)     4.82     3.44     4.26      5.80       6.30     6.04(9)
Ratio of adjusted net investment income (loss) to
average assets(10) (%)                                          4.73(9)     4.27     3.20     3.71      5.10       5.93     4.87(9)
Fee reduction per share(4) ($)                                  0.11        0.06     0.02     0.05      0.07       0.04     0.02
Portfolio turnover rate (%)                                        1         186      244      341       423(11)    427       77

(1)   Class A and Class B shares commenced operations on December 31, 1991.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Not annualized.
(8) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(9)   Annualized.
(10)  Unreimbursed, without fee reduction.
(11)  Portfolio turnover rate excludes merger activity.



                                        INTERMEDIATE MATURITY GOVERNMENT FUND  9

Limited-Term Government Fund

REGISTRANT NAME: JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
                                    TICKER SYMBOL CLASS A: JHNLX  CLASS B: JHLBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to provide current income and security of principal. To pursue this goal, the fund invests primarily in U.S. Government and agency securities, as described below. The fund's securities may be of any maturity, although a substantial portion typically will have maturities of ten years or less.

PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[Clip art] In seeking to maintain a relatively stable share price, the fund may sacrifice opportunities for higher yields. At the same time, its share price will fluctuate to some extent with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29.

Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             3.00%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     3.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.60%       0.60%
12b-1 fee(3)                                    0.30%       1.00%
Other expenses                                  0.44%       0.44%
Total fund operating expenses                   1.34%       2.04%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $43      $71      $101     $186
Class B shares
  Assuming redemption
  at end of period                  $51      $84      $110     $195
  Assuming no redemption            $21      $64      $110     $195


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10  LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  (0.49)  5.67  11.59  7.75  12.54  4.19  7.13  (1.31)  11.23  3.45  1.64(4)
(scale varies from fund to fund)                                                                              five
                                                                                                             months

----------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                              12/87     12/88      12/89     12/90     12/91     12/92
----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $9.71     $8.83      $8.56     $8.73     $8.61     $8.97
Net investment income (loss)                                        0.78      0.77       0.79      0.74      0.67      0.54
Net realized and unrealized gain (loss) on investments             (0.83)    (0.28)      0.18     (0.11)     0.36     (0.18)
Total from investment operations                                   (0.05)     0.49       0.97      0.63      1.03      0.36
Less distributions:
  Dividends from net investment income                             (0.83)    (0.76)     (0.80)    (0.75)    (0.67)    (0.54)
  Distributions from net realized gain on investments sold            --        --         --        --        --     (0.02)
  Total distributions                                              (0.83)    (0.76)     (0.80)    (0.75)    (0.67)    (0.56)
Net asset value, end of period                                     $8.83     $8.56      $8.73     $8.61     $8.97     $8.77
Total investment return at net asset value(3) (%)                  (0.49)     5.67      11.59      7.75     12.54      4.19
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     202,924   192,315    179,065   176,329   211,322   259,170
Ratio of expenses to average net assets (%)                         0.97      1.02       1.01      1.53      1.44      1.55
Ratio of net investment income (loss) to average net assets (%)     8.52      8.71       8.98      8.56      7.72      6.13
Portfolio turnover rate (%)                                            7        12         26        75       134       185

-------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                              12/93     12/94       12/95       12/96     5/97(1)
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $8.77     $8.80       $8.31       $8.73       $8.52
Net investment income (loss)                                        0.48      0.38(2)     0.50(2)     0.50(2)     0.22(2)
Net realized and unrealized gain (loss) on investments              0.14     (0.49)       0.42       (0.21)      (0.08)
Total from investment operations                                    0.62     (0.11)       0.92        0.29        0.14
Less distributions:
  Dividends from net investment income                             (0.48)    (0.38)      (0.50)      (0.50)      (0.22)
  Distributions from net realized gain on investments sold         (0.11)       --          --          --          --
  Total distributions                                              (0.59)    (0.38)      (0.50)      (0.50)      (0.22)
Net asset value, end of period                                     $8.80     $8.31       $8.73       $8.52       $8.44
Total investment return at net asset value(3) (%)                   7.13     (1.31)      11.23        3.45        1.64(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     262,903   218,846     198,681     175,995     158,218
Ratio of expenses to average net assets (%)                         1.51      1.41        1.36        1.37        1.34(5)
Ratio of net investment income (loss) to average net assets (%)     5.34      4.39        5.76        5.81        6.23(5)
Portfolio turnover rate (%)                                          175       155         105         166         142

---------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                                 12/94(6)       12/95       12/96      5/97(1)
---------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $8.77         $8.31       $8.73       $8.52
Net investment income (loss)                                            0.30(2)       0.45(2)     0.44(2)     0.19(2)
Net realized and unrealized gain (loss) on investment                  (0.46)         0.42       (0.21)      (0.08)
Total from investment operations                                       (0.16)         0.87        0.23        0.11
Less distributions:
  Dividends from net investment income                                 (0.30)        (0.45)      (0.44)      (0.19)
Net asset value, end of period                                         $8.31         $8.73       $8.52       $8.44
Total investment return at net asset value(3) (%)                      (1.84)(4)     10.60        2.72        1.34(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           7,111        10,765      10,472      10,493
Ratio of expenses to average net assets (%)                             2.12(5)       1.93        2.08        2.04(5)
Ratio of net investment income (loss) to average net assets (%)         3.70(5)       5.21        5.10        5.53(5)
Portfolio turnover rate (%)                                              155           105         166         142

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Class B shares commenced operations on January 3, 1994.



                                                 LIMITED-TERM GOVERNMENT FUND 11

Sovereign Bond Fund

REGISTRANT NAME: JOHN HANCOCK SOVEREIGN BOND FUND
                               TICKER SYMBOL      CLASS A: JHNBX  CLASS B: JHBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the fund invests in a diversified portfolio of marketable debt securities. These securities are primarily investment grade, although up to 25% of them may be junk bonds rated as low as CC/Ca and their unrated equivalents. The fund does not concentrate its investments in any particular industry.

PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 65% of assets in corporate and government bonds and debentures. Typically, at least three-quarters of these debt securities (excluding commercial paper) will be:
o securities of any type of issuer that are rated among the four highest Moody's or S&P rating categories and their unrated equivalents
o  U.S. Government and agency securities

The fund may invest up to 25% of assets in U.S. dollar-denominated foreign securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities and derivatives and leveraged investments, and may engage in other investment practices.

RISK FACTORS
[Clip art] Investors should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. To the extent that it invests in certain securities, the fund may be affected by additional risks:
o  junk bonds: above-average credit, market and other risks
o  foreign securities: currency, information, natural event and political risks
o  mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 29. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] James K. Ho, CFA, leader of the fund's portfolio management team since March 1988, is an executive vice president of the adviser. He joined John Hancock Funds in 1985 and has been in the investment business since 1977.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     5.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.50%       0.50%
12b-1 fee(3)                                    0.30%       1.00%
Other expenses                                  0.31%       0.31%
Total fund operating expenses                   1.11%       1.81%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $56      $78      $103     $173
Class B shares
  Assuming redemption
  at end of period                  $69      $87      $118     $194
  Assuming no redemption            $19      $57      $98      $194


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SOVEREIGN BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  1.58  9.82  12.13  6.71  16.59  8.08  11.80  (2.75)  19.40  4.11  2.22(3)
(scale varies from fund to fund)                                                                             five
                                                                                                            months

-------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                       12/87       12/88       12/89       12/90       12/91       12/92
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $15.89      $14.53      $14.51      $14.77      $14.33      $15.31
Net investment income (loss)                                 1.40        1.44        1.43        1.32        1.29        1.20
Net realized and unrealized gain (loss) on
investments and financial futures contracts                 (1.17)      (0.06)       0.27       (0.40)       0.98       (0.01)
Total from investment operations                             0.23        1.38        1.70        0.92        2.27        1.19
Less distributions:
  Dividends from net investment income                      (1.53)      (1.40)      (1.44)      (1.35)      (1.29)      (1.21)
  Distributions from net realized gain on
  investments sold and financial futures contracts          (0.06)         --          --          --          --          --
  Distributions from capital paid-in                           --          --          --       (0.01)         --          --
  Total distributions                                       (1.59)      (1.40)      (1.44)      (1.36)      (1.29)      (1.21)
Net asset value, end of period                             $14.53      $14.51      $14.77      $14.33      $15.31      $15.29
Total investment return at net asset value(2) (%)            1.58        9.82       12.13        6.71       16.59        8.08
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            1,095,208   1,103,691   1,110,394   1,103,391   1,249,980   1,386,260
Ratio of expenses to average net assets (%)                  0.82        0.82        0.80        1.31        1.27        1.44
Ratio of net investment income (loss) to
average net assets (%)                                       9.32        9.77        9.68        9.18        8.81        7.89
Portfolio turnover rate (%)                                   159          66          64          92          90          87

-----------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                       12/93       12/94       12/95          12/96     5/97(1)
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $15.29      $15.53      $13.90         $15.40      $14.90
Net investment income (loss)                                 1.14        1.12        1.12           1.09        0.44
Net realized and unrealized gain (loss) on
investments and financial futures contracts                  0.62       (1.55)       1.50          (0.50)      (0.12)
Total from investment operations                             1.76       (0.43)       2.62           0.59        0.32
Less distributions:
  Dividends from net investment income                      (1.14)      (1.12)      (1.12)         (1.09)      (0.44)
  Distributions from net realized gain on
  investments sold and financial futures contracts          (0.38)      (0.08)         --             --          --
  Distributions from capital paid-in                           --          --          --             --          --
  Total distributions                                       (1.52)      (1.20)      (1.12)         (1.09)      (0.44)
Net asset value, end of period                             $15.53      $13.90      $15.40         $14.90      $14.78
Total investment return at net asset value(2) (%)           11.80       (2.75)      19.40           4.11        2.22(3)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            1,505,754   1,326,058   1,535,204      1,416,116   1,361,924
Ratio of expenses to average net assets (%)                  1.41        1.26        1.13           1.14        1.11(4)
Ratio of net investment income (loss) to
average net assets (%)                                       7.18        7.74        7.58           7.32        7.38(4)
Portfolio turnover rate (%)                                   107          85         103(5)         123          58

------------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                                   12/93(6)         12/94       12/95    12/96      5/97(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                      $15.90        $15.52      $13.90   $15.40      $14.90
Net investment income (loss)                                                0.11          1.04        1.02     0.98        0.40
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                                   --         (1.54)       1.50    (0.50)      (0.12)
Total from investment operations                                            0.11         (0.50)       2.52     0.48        0.28
Less distributions:
  Dividends from net investment income                                     (0.11)        (1.04)      (1.02)   (0.98)      (0.40)
  Distributions from net realized gain on investments sold
  and financial futures contracts                                          (0.38)        (0.08)         --       --          --
  Total distributions                                                      (0.49)        (1.12)      (1.02)   (0.98)      (0.40)
Net asset value, end of period                                            $15.52        $13.90      $15.40   $14.90      $14.78
Total investment return at net asset value(2) (%)                           0.90(3)      (3.13)      18.66     3.38        1.93(3)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               4,125        40,299      98,739   134,112     132,885
Ratio of expenses to average net assets (%)                                 1.63(4)       1.78        1.75     1.84        1.81(4)
Ratio of net investment income (loss) to average net assets (%)             0.57(4)       7.30        6.87     6.62        6.68(4)
Portfolio turnover rate (%)                                                  107            85         103(5)   123          58

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4)   Annualized.
(5)   Portfolio turnover excludes merger activity.
(6)   Class B shares commenced operations on November 23, 1993.



                                                          SOVEREIGN BOND FUND 13

Sovereign U.S. Government Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                               TICKER SYMBOL      CLASS A: JHSGX  CLASS B: FGOPX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks to provide as high a level of income as is consistent with long-term total return. To pursue this goal, the fund invests in U.S. Government and agency securities, as described below.

PORTFOLIO SECURITIES
[Clip art] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS
[Clip art] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
29. Other factors may affect the market price and yield of the fund's securities, including investor demand and economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     5.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.50%       0.50%
12b-1 fee(3)                                    0.30%       1.00%
Other expenses                                  0.37%       0.37%
Total fund operating expenses                   1.17%       1.87%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $56      $80      $106     $181
Class B shares
  Assuming redemption
  at end of period                  $69      $89      $121     $201
  Assuming no redemption            $19      $59      $101     $201


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14  SOVEREIGN U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class B
year-by-year total investment return (%)  2.61(5)  3.70(5)  11.53  11.52  6.24  14.46  7.58  12.66  (7.05)  15.27  3.33  1.61(5)
(scale varies from fund to fund)                                                                                         seven
                                                                                                                         months

------------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                            10/92(1)        10/93       10/94     10/95     10/96     5/97(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $10.51       $10.29      $10.89     $9.24    $10.01      $9.75
Net investment income (loss)                                         0.64         0.68(3)     0.65      0.65      0.64(3)    0.37(3)
Net realized and unrealized gain (loss) on investments and
financial futures contracts                                         (0.22)        0.61       (1.34)     0.77     (0.26)     (0.19)
Total from investment operations                                     0.42         1.29       (0.69)     1.42      0.38       0.18
Less distributions:
  Dividends from net investment income                              (0.64)       (0.68)      (0.65)    (0.65)    (0.64)     (0.36)
  Distributions from net realized gain on investments sold             --        (0.01)      (0.31)       --        --         --
  Distributions from capital paid-in                                   --           --          --        --        --      (0.01)
  Total distributions                                               (0.64)       (0.69)      (0.96)    (0.65)    (0.64)     (0.37)
Net asset value, end of period                                     $10.29       $10.89       $9.24    $10.01     $9.75      $9.56
Total investment return at net asset value(4) (%)                    5.33(5)     12.89       (6.66)    15.90      4.02       1.92(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      350,907      375,416     315,372   370,966   330,162    302,589
Ratio of expenses to average net assets (%)                          1.06(6)      1.30        1.23      1.17      1.15       1.17(6)
Ratio of net investment income (loss) to average net assets (%)      7.11(6)      6.47        6.62      6.76      6.58       6.69(6)
Portfolio turnover rate (%)                                           140          273         127        94       143         88

-----------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                   10/87(7)     10/87(8)       10/88     10/89     10/90     10/91     10/92
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $10.00       $10.28        $9.45     $9.73    $10.01     $9.83    $10.29
Net investment income (loss)                               0.56         0.48         0.78      0.81      0.85      0.85      0.76
Net realized and unrealized gain (loss) on
investments and financial futures contracts                0.36        (0.75)        0.28      0.25     (0.25)     0.51        --
Total from investment operations                           0.92        (0.27)        1.06      1.06      0.60      1.36      0.76
Less distributions:
  Dividends from net investment income                    (0.57)       (0.48)       (0.77)    (0.77)    (0.78)    (0.90)    (0.77)
  Distributions from net realized gain on
  investments sold                                        (0.07)       (0.08)       (0.01)    (0.01)       --        --        --
  Distributions from capital paid-in                         --           --           --        --        --        --        --
  Total distributions                                     (0.64)       (0.56)       (0.78)    (0.78)    (0.78)    (0.90)    (0.77)
Net asset value, end of period                           $10.28        $9.45        $9.73    $10.01     $9.83    $10.29    $10.28
Total investment return at net asset value(4) (%)          2.61(5)      3.70(5)     11.53     11.52      6.24     14.46      7.58
Total adjusted investment return at
net asset value(4,9) (%)                                     --         3.65(5)     11.47     11.29      6.23        --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            164,001      170,030      161,163   144,756   133,778   164,347   197,032
Ratio of expenses to average net assets (%)                1.26(6)      1.24(6)      1.29      1.35      1.54      1.51      1.55
Ratio of adjusted expenses to
average net assets(10) (%)                                   --         1.32(6)      1.35      1.58      1.55        --        --
Ratio of net investment income (loss) to
average net assets (%)                                     7.56(6)      7.94(6)      8.09      8.34      8.54      8.53      7.35
Ratio of adjusted net investment income
(loss) to average net assets(10) (%)                         --         7.86(6)      8.03      8.11      8.53        --        --
Portfolio turnover rate (%)                                 108           83           79        45        63        62       140
Fee reduction per share ($)                                  --         0.01         0.01      0.02      0.01        --        --

------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                     10/93        10/94      10/95      10/96         5/97(2)
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $10.28       $10.88      $9.23     $10.00        $9.74
Net investment income (loss)                               0.66(3)      0.61       0.60       0.58(3)      0.33(3)
Net realized and unrealized gain (loss) on
investments and financial futures contracts                0.61        (1.34)      0.77      (0.26)       (0.18)
Total from investment operations                           1.27        (0.73)      1.37       0.32         0.15
Less distributions:
  Dividends from net investment income                    (0.66)       (0.61)     (0.60)     (0.58)       (0.32)
  Distributions from net realized gain on
  investments sold                                        (0.01)       (0.31)        --         --           --
  Distributions from capital paid-in                         --           --         --         --        (0.01)
  Total distributions                                     (0.67)       (0.92)     (0.60)     (0.58)       (0.33)
Net asset value, end of period                           $10.88        $9.23     $10.00      $9.74        $9.56
Total investment return at net asset value(4) (%)         12.66        (7.05)     15.27       3.33         1.61(5)
Total adjusted investment return at
net asset value(4,9) (%)                                     --           --         --         --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            244,133      196,899    130,824    112,228       96,349
Ratio of expenses to average net assets (%)                1.51         1.64       1.72       1.82         1.86(6)
Ratio of adjusted expenses to
average net assets(10) (%)                                   --           --         --         --           --
Ratio of net investment income (loss) to
average net assets (%)                                     6.23         6.19       6.24       5.91         5.99(6)
Ratio of adjusted net investment income
(loss) to average net assets(10) (%)                         --           --         --         --           --
Portfolio turnover rate (%)                                 273          127         94        143           88
Fee reduction per share ($)                                  --           --         --         --           --

(1)   Class A shares commenced operations on January 3, 1992.
(2) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   For the period June 5, 1986 (commencement of operations) to March 31,
      1987.
(8)   For the period April 1, 1987 to October 31, 1987.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.



                                        SOVEREIGN U.S. GOVERNMENT INCOME FUND 15

Strategic Income Fund

REGISTRANT NAME: JOHN HANCOCK STRATEGIC SERIES
                               TICKER SYMBOL      CLASS A: JHFIX  CLASS B: STIBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clip art] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in three sectors:
o  foreign government and corporate debt securities
o  U.S. Government and agency securities
o  junk bonds rated as low as CC/Ca and their unrated equivalents.

Under normal circumstances, the fund's assets will be invested in all three sectors. However, the weighting of assets among sectors will be adjusted to reflect current or anticipated market behavior, and the fund may invest up to 100% of assets in any sector.

PORTFOLIO SECURITIES
[Clip art] The fund may invest in debt securities of all maturities and types, including bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities and others. The fund may also invest up to 10% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may invest in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS
[Clip art] Investors should expect fluctuations in share price, yield and total return that are above-average for bond funds. Typically, a rise in interest rates causes a decline in the market value of debt securities. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 29. Foreign securities carry additional risks, including currency, information, natural event and political risks. Issuers of junk bonds are typically in weak financial health, and their ability to pay interest and principal is uncertain, especially in an adverse economy. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT
[Clip art] Frederick L. Cavanaugh, Jr., leader of the fund's portfolio management team since 1986, is a senior vice president of the adviser. He joined John Hancock Funds in 1986 and has been in the investment business since 1973.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clip art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)             4.50%       none
Maximum sales charge imposed on
reinvested dividends                            none        none
Maximum deferred sales charge                   none(1)     5.00%
Redemption fee(2)                               none        none
Exchange fee                                    none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                  0.43%       0.43%
12b-1 fee(3)                                    0.30%       1.00%
Other expenses                                  0.27%       0.27%
Total fund operating expenses                   1.00%       1.70%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                         Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $55      $75      $98      $162
Class B shares
  Assuming redemption
  at end of period                  $67      $84      $112     $182
  Assuming no redemption            $17      $54      $92      $182


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16  STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below was represented as a bar graph in the printed material.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  6.89  9.72  (7.36)  12.31  19.92  6.81  4.54  9.33  11.37  12.99
(scale varies from fund to fund)

-------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                            5/88         5/89       5/90     5/91      5/92         5/93
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $9.71        $9.24      $8.98    $7.33     $7.20        $7.78
Net investment income (loss)                                     1.13         1.12       1.04     0.93      0.80         0.71
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts   (0.47)       (0.26)     (1.65)   (0.13)     0.52        (0.22)
Total from investment operations                                 0.66         0.86      (0.61)    0.80      1.32         0.49
Less distributions:
  Dividends from net investment income                          (1.13)       (1.12)     (1.04)   (0.93)    (0.74)(2)    (0.72)
  Distributions in excess of net investment income                 --           --         --       --        --           --
  Distributions from capital paid-in                               --           --         --       --        --           --
  Total distributions                                           (1.13)       (1.12)     (1.04)   (0.93)    (0.74)       (0.72)
Net asset value, end of period                                  $9.24        $8.98      $7.33    $7.20     $7.78        $7.55
Total investment return at net asset value(3) (%)                6.89         9.72      (7.36)   12.31     19.92         6.81
Total adjusted investment return at
net asset value(3,4) (%)                                         6.49         9.58      (7.45)      --        --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   67,140       95,430     80,890   79,272   153,568      262,137
Ratio of expenses to average net assets (%)                      1.09         1.33       1.53     1.75      1.69         1.58
Ratio of adjusted expenses to average net assets(5) (%)          1.49         1.47       1.62       --        --           --
Ratio of net investment income (loss) to
average net assets(5) (%)                                       12.07        12.28      12.60    13.46     10.64         9.63
Ratio of adjusted net investment income (loss) to
average net assets (%)                                          11.67        12.14      12.51       --        --           --
Portfolio turnover rate (%)                                        67          125         81       60        80           97
Fee reduction per share ($)                                      0.04         0.01       0.01       --        --           --

---------------------------------------------------------------------------------------------------------------
Class A - year ended:                                              5/94         5/95       5/96         5/97
---------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $7.55        $7.17      $7.15        $7.27
Net investment income (loss)                                       0.68         0.64       0.66(1)      0.64(1)
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts     (0.33)       (0.02)      0.12         0.27
Total from investment operations                                   0.35         0.62       0.78         0.91
Less distributions:
  Dividends from net investment income                            (0.58)(2)    (0.55)     (0.66)       (0.64)
  Distributions in excess of net investment income                (0.05)          --         --           --
  Distributions from capital paid-in                              (0.10)       (0.09)        --           --
  Total distributions                                             (0.73)       (0.64)     (0.66)       (0.64)
Net asset value, end of period                                    $7.17        $7.15      $7.27        $7.54
Total investment return at net asset value(3) (%)                  4.54         9.33      11.37        12.99
Total adjusted investment return at
net asset value(3,4) (%)                                             --           --         --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    335,261      327,876    369,127      416,916
Ratio of expenses to average net assets (%)                        1.32         1.09       1.03         1.00
Ratio of adjusted expenses to average net assets(5) (%)              --           --         --           --
Ratio of net investment income (loss) to
average net assets(5) (%)                                          8.71         9.24       9.13         8.61
Ratio of adjusted net investment income (loss) to
average net assets (%)                                               --           --         --           --
Portfolio turnover rate (%)                                          91           55         78          132
Fee reduction per share ($)                                          --           --         --           --

--------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                                 5/94(6)          5/95        5/96        5/97
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $7.58         $7.17       $7.15       $7.27
Net investment income (loss)                                             0.40          0.60(1)     0.61(1)     0.59
Net realized and unrealized gain (loss) on investments,
foreign currency transactions and financial futures contracts           (0.41)        (0.02)       0.12        0.27
Total from investment operations                                        (0.01)         0.58        0.73        0.86
Less distributions:
  Dividends from net investment income                                  (0.32)        (0.52)      (0.61)      (0.59)
  Distributions in excess of net investment income                      (0.03)           --          --          --
  Distributions from capital paid-in                                    (0.05)        (0.08)         --          --
  Total distributions                                                   (0.40)        (0.60)      (0.61)      (0.59)
Net asset value, end of period                                          $7.17         $7.15       $7.27       $7.54
Total investment return at net asset value(3) (%)                       (0.22)(7)      8.58       10.61       12.21
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           77,691       134,527      206,751     328,487
Ratio of expenses to average net assets (%)                              1.91(8)       1.76        1.73        1.70
Ratio of net investment income (loss) to average net assets (%)          8.12(8)       8.55        8.42        7.90
Portfolio turnover rate (%)                                                91            55          78         132

(1)   Based on the average of the shares outstanding at the end of each month.
(2) The dividend policy of the fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the fund was changed, effective October 1, 1993, from one that declared dividends monthly to daily dividend declarations.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Class B shares commenced operations on October 4, 1993.
(7)   Not annualized.
(8)   Annualized.



                                                       STRATEGIC INCOME FUND  17

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS
All John Hancock income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                   Class B
--------------------------------------------------------------------------------

o     Front-end sales charges, as         o     No front-end sales charge;
      described below. There are                all your money goes to work
      several ways to reduce these              for you right away.
      charges, also described
      below.                              o     Higher annual expenses than
                                                Class A shares.
o     Lower annual expenses than
      Class B shares.                     o     A deferred sales charge, as
                                                described below.

                                          o     Automatic conversion to Class
                                                A shares after either five
                                                years (Group 1) or eight
                                                years (Group 2) (see below),
                                                thus reducing future annual
                                                expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED
Use the table below to find out which group the fund is in, then consult the sales charge information for that group.

--------------------------------------------------------------------------------
Group 1                                   Group 2
--------------------------------------------------------------------------------

o     Intermediate Maturity Government    o     Government Income

o     Limited-Term Government             o     High Yield Bond

                                          o     Sovereign Bond

                                          o     Sovereign U.S. Government Income

                                          o     Strategic Income


Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges - Group 1
--------------------------------------------------------------------------------
                        As a % of         As a % of your
Your investment         offering price    investment

Up to $99,999           3.00%             3.09%
$100,000 - $499,999     2.50%             2.56%
$500,000 - $999,999     2.00%             2.04%
$1,000,000 and over     See below

--------------------------------------------------------------------------------
Class A sales charges - Group 2
--------------------------------------------------------------------------------
                        As a % of         As a % of your
Your investment         offering price    investment

Up to $99,999           4.50%             4.71%
$100,000 - $249,999     3.75%             3.90%
$250,000 - $499,999     2.75%             2.83%
$500,000 - $999,999     2.00%             2.04%
$1,000,000 and over     See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments (Groups 1 and 2)
--------------------------------------------------------------------------------
Your investment                     CDSC on shares being sold

First $1M - $4,999,999              1.00%
Next $1 - $5M above that            0.50%
Next $1 or more above that          0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


18  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after             CDSC on Group 1         CDSC on Group 2
purchase                shares being sold       shares being sold

1st year                3.00%                   5.00%
2nd year                2.00%                   4.00%
3rd year                2.00%                   3.00%
4th year                1.00%                   3.00%
5th year                None                    2.00%
6th year                None                    1.00%
After 6 years           None                    None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250), and individual investors may terminate their accounts at any time.


To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
o  to make payments through certain systematic withdrawal plans
o  to make certain distributions from a retirement plan
o  because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.


                                                                YOUR ACCOUNT  19

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets to a John Hancock fund from an employee benefit plan that has John Hancock funds
o members of an approved affinity group financial services program
o     certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)

o current shareholders of Limited-Term Government Fund making additional investments in the fund with the proceeds from any non-John Hancock mutual fund, as long as that fund had sales charges and the investor paid them; investors must supply a copy of the redemption check or confirmation statement, and must remain invested in Limited-Term Government Fund for at least 15 days


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.

--------------------------------------------------------------------------------
Opening An Account

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
      o     non-retirement account: $1,000
      o     retirement account: $250
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who placed at least $2 billion in John Hancock Funds: $500


3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


20  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                   Adding to an account
By check

[Clip art] o Make out a check for the           o Make out a check for the
             investment amount, payable           investment amount payable to
             to "John Hancock Signature           "John Hancock Signature
             Services, Inc."                      Services, Inc."

           o Deliver the check and your         o Fill out the detachable
             completed application to             investment slip from an
             your financial                       account statement. If no
             representative, or mail to           slip is available, include a
             Signature Services (address          note specifying the fund
             below).                              name, your share class, your
                                                  account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail to
                                                  Signature Services (address
                                                  below).

By exchange

[Clip art] o Call your financial                o Call your financial
             representative or Signature          representative or Signature
             Services to request an               Services to request an
             exchange.                            exchange.

By wire

[Clip art] o Deliver your completed             o Instruct your bank to wire
             application to your                  the amount of your
             financial representative, or         investment to:
             mail it to Signature                 First Signature Bank & Trust
             Services.                            Account # 900000260
                                                  Routing # 211475000
           o Obtain your account number           Specify the fund name, your
             by calling your financial            share class, your account
             representative or Signature          number and the name(s) in
             Services.                            which the account is
                                                  registered. Your bank may
           o Instruct your bank to wire the       charge a fee to wire funds.
             amount of your investment to:
             First Signature Bank & Trust
             Account # 900000260
             Routing # 211475000
             Specify the fund name, your
             choice of share class, the
             new account number and the
             name(s) in which the account
             is registered. Your bank may
             charge a fee to wire funds.

By phone

[Clip art] See "By wire" and "By exchange."     o Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the
                                                  "Invest-By-Phone" and "Bank
                                                  Information" sections on
                                                  your account application.

                                                o Call Signature Services to
                                                  verify that these features
                                                  are in place on your
                                                  account.

                                                o Tell the Signature Services
                                                  representative the fund
                                                  name, your share class, your
                                                  account number, the name(s)
                                                  in which the account is
                                                  registered and the amount of
                                                  your investment.

---------------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone number
1-800-225-5291

Or contact your financial representative for instructions and assistance.

---------------------------------------------

           To open or add to an account using the Monthly Automatic Accumulation
                                    Program, see "Additional investor services."


                                                                YOUR ACCOUNT  21

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

           Designed for                       To sell some or all of your shares

By letter

[Clip art] o Accounts of any type.            o Write a letter of
                                                instruction or complete a
           o Sales of any amount.               stock power indicating the
                                                fund name, your share
                                                class, your account number,
                                                the name(s) in which the
                                                account is registered and
                                                the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By phone

[Clip art] o Most accounts.                   o For automated service 24
                                                hours a day using your
           o Sales of up to $100,000.           touch-tone phone, call the
                                                EASI-Line at
                                                1-800-338-8080.

                                              o To place your order with a
                                                representative at John
                                                Hancock Funds, call
                                                Signature Services between
                                                8 A.M. and 4 P.M. Eastern
                                                Time on most business days.

By wire or electronic funds transfer (EFT)

[Clip art] o Requests by letter to sell       o Fill out the "Telephone
             any amount (accounts of any        Redemption" section of your
             type).                             new account application.

           o Requests by phone to sell        o To verify that the
             up to $100,000 (accounts           telephone redemption
             with telephone redemption          privilege is in place on an
             privileges).                       account, or to request the
                                                forms to add it to an
                                                existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip art] o Accounts of any type.            o Obtain a current prospectus
                                                for the fund into which you
           o Sales of any amount.               are exchanging by calling
                                                your financial representative
                                                or Signature Services.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By check

[Clip art] o Government Income,               o Request checkwriting on
             Limited-Term Government,           your account application.
             Sovereign U.S. Government
             and Strategic Income Funds       o Verify that the shares to
             only.                              be sold were purchased more
                                                than 10 days earlier or
           o Any account with                   were purchased by wire.
             checkwriting privileges.
                                              o Write a check for any
           o Sales of over $100.                amount over $100.

                                        ----------------------------------------
                                        Address
                                        John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

                                        Phone number
                                        1-800-225-5291

                                        Or contact your financial representative
                                        for instructions and assistance.
                                        ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


22  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
o     your address of record has changed within the past 30 days
o     you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
o     a broker or securities dealer
o     a federal savings, cooperative or other type of bank
o     a savings and loan or other thrift institution
o     a credit union
o     a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                    [Clip art]
--------------------------------------------------------------------------------

Owners of individual, joint,            o  Letter of instruction.
sole proprietorship, UGMA/UTMA
(custodial accounts for minors)         o  On the letter, the signatures and
or general partner accounts.               titles of all persons authorized to
                                           sign for the account, exactly as
                                           the account is registered.

                                        o  Signature guarantee if applicable
                                           (see above).


Owners of corporate or                  o  Letter of instruction.
association accounts.
                                        o  Corporate resolution, certified
                                           within the past twelve months.


                                        o  On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.

                                        o  Signature guarantee if applicable
                                           (see above).

Owners or trustees of trust accounts.   o  Letter of instruction.

                                        o  On the letter, the signature(s) of
                                           the trustee(s).


                                        o  If the names of all trustees are
                                           not registered on the account,
                                           please also provide a copy of the
                                           trust document certified within the
                                           past twelve months.


                                        o  Signature guarantee if applicable
                                           (see above).

Joint tenancy shareholders whose        o  Letter of instruction signed by
co-tenants are deceased.                   surviving tenant.

                                        o  Copy of death certificate.

                                        o  Signature guarantee if applicable
                                           (see above).

Executors of shareholder estates.       o  Letter of instruction signed by
                                           executor.

                                        o  Copy of order appointing executor.

                                        o  Signature guarantee if applicable
                                           (see above).

Administrators, conservators,           o  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:
o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.



24  YOUR ACCOUNT

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:
o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:
o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, 403(b) plans (including
TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  25

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]
                              ---------------------
                                  Shareholders
                              ---------------------
Distribution and
shareholder services
               -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan
               -------------------------------------------------
               -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
               -------------------------------------------------
               -------------------------------------------------
                                 Transfer agent

                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               -------------------------------------------------
Asset management
               -------------------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
               -------------------------------------------------
               -------------------------------------------------
                                   Custodian


                           Investors Bank & Trust Co.
                              200 Clarendon Street
                                Boston, MA 02116


                      Holds the fund's assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
               -------------------------------------------------
               -------------------------------------------------
                                    Trustees

                        Supervise the funds' activities.
               -------------------------------------------------
--------------------------------------------------------------------------------


26  FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for Government Income Fund, High Yield Bond Fund and Intermediate Maturity Government Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

Diversification All of the income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares.
These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation that authorizes annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.


--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                    Unreimbursed              As a % of
Fund                                    expenses              net assets

Government Income                    $10,894,166                   6.53%
High Yield Bond                       $8,666,437                   2.80%
Intermediate Maturity Gov.              $402,344                   6.06%
Limited-Term Government                 $187,913                   1.84%
Sovereign Bond                        $3,985,198                   3.07%
Sovereign U.S. Gov. Income            $5,472,842                   5.27%
Strategic Income                      $5,684,848                   2.12%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  27

--------------------------------------------------------------------------------
Class A investments
--------------------------------------------------------------------------------

                                                            Maximum
                                    Sales charge            reallowance             First year              Maximum
                                    paid by investors       or commission           service fee             total compensation(1)
                                    (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)

Group 1 funds
Up to $99,999                       3.00%                   2.26%                   0.25%                   2.50%
$100,000 - $499,999                 2.50%                   2.01%                   0.25%                   2.25%
$500,000 - $999,999                 2.00%                   1.51%                   0.25%                   1.75%

Group 2 funds
Up to $99,999                       4.50%                   3.76%                   0.25%                   4.00%
$100,000 - $249,999                 3.75%                   3.01%                   0.25%                   3.25%
$250,000 - $499,999                 2.75%                   2.06%                   0.25%                   2.30%
$500,000 - $999,999                 2.00%                   1.51%                   0.25%                   1.75%

Regular investments of $1 million
or more (Groups 1 and 2)
First $1M - $4,999,999             --                       0.75%                   0.25%                   1.00%
Next $1 - $5M above that           --                       0.25%                   0.25%                   0.50%
Next $1 or more above that         --                       0.00%                   0.25%                   0.25%

Waiver investments(2)              --                       0.00%                   0.25%                   0.25%

--------------------------------------------------------------------------------
Class B investments
--------------------------------------------------------------------------------

                                                            Maximum
                                                            reallowance             First year              Maximum
                                                            or commission           service fee             total compensation
                                                            (% of offering price)   (% of net investment)   (% of offering price)

Group 1 funds
All amounts                                                 2.25%                   0.25%                   2.50%

Group 2 funds
All amounts                                                 3.75%                   0.25%                   4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


28  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a John Hancock income fund will earn income or show a positive total return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.


Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                FUND DETAILS  29

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------


This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.


10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
*  No policy limitation on usage;
   fund may be using currently
o  Permitted, but has not typically been used
-- Not permitted

                                                                      Intermediate                           Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't      Government     Bond        Income     Income
------------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks
or through reverse repurchase agreements.
Leverage, credit risks.                          33.3         33.3        33.3        33.3        33.3        33.3         33


Covered mortgage dollar roll transactions
The sale of mortgage-backed securities
with the commitment to buy back similar
securities at a future date. Credit, interest
rate, leverage, market, opportunity risks.         *            *           *           --          *           *          *


Repurchase agreements  The purchase of a
security that must later be sold back to
the issuer at the same price plus interest.
Credit risk.                                       *            *           *           *           *           *          *

Securities lending  The lending of securities
to financial institutions, which provide
cash or government securities as collateral.
Credit risk.                                       30           30        33.3        33.3        33.3          30       33.3

Short-term trading  Selling a security soon
after purchase. A portfolio engaging in
short-term trading will have higher turnover
and transaction expenses. Market risk.             *            *           *           *           *           *          *

When-issued securities and forward commitments
The purchase or sale of securities for delivery
at a future date; market value may change before
delivery. Market, opportunity, leverage risks.     *            *           *           *           *           *          *

------------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Brady bonds  Dollar-denominated securities issued
to refinance foreign government bank loans and
other debt. Credit, interest rate, market,
political risks.                                   10           o (1)       --          --          25          --         o (1)

Foreign debt securities  Debt securities issued
by foreign governments or companies. Credit,
currency, interest rate, market, political risks.  20           * (1)       --          --          25          --         * (1)


In-kind, delayed and zero coupon debt securities
Securities offering non-cash or delayed-cash
payment. Their prices are typically more volatile
than those of conventional debt securities.
Credit, interest rate, market risks.               *            *           *           --          *           *          *


Restricted and illiquid securities  Securities
not traded on the open market. May include
illiquid Rule 144A securities. Liquidity,
valuation, market risks.                           10           10          15          15          15          15         15

------------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities


Asset-backed securities Securities backed by
unsecured debt, such as credit card  debt;
these securities are often guaranteed or
over-collateralized to enhance their credit
quality. Credit, interest rate risks.              20           *           20           20         *           35         *


Mortgage-backed securities  Securities backed
by pools of mortgages, including passthrough
certificates, PACs, TACs and other senior
classes of collateralized mortgage obligations
(CMOs). Credit, extension, prepayment, interest
rate risks.                                        *            *           *           *           *           *          *

Participation interests  Securities representing
an interest in another security or in bank loans.
Credit, interest rate, liquidity, valuation
risks.                                             --           10(2)       --          --          15(2)       --         15(2)

Rights and warrants  Securities offering the
right, or involving the promise, to buy or
sell certain securities at a future date.
Market risk.                                        5            5           5           5           5          --          5

(1) No more than 25% of the fund`s assets will be invested in government securities of any one foreign country.
(2)   Part of the 10% or 15% limitation on illiquid securities.


30  FUND DETAILS

--------------------------------------------------------------------------------
Higher-risk securities and practices (cont'd)
--------------------------------------------------------------------------------


                                                                      Intermediate                           Sovereign
                                            Government    High Yield    Maturity   Limited-Term  Sovereign   U.S. Gov't  Strategic
                                              Income          Bond       Gov't      Government     Bond        Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Currency contracts Contracts involving the
right or obligation to buy or sell a
given amount of foreign currency at a
specified price and future date.
o  Hedged. Currency, hedged leverage,
   correlation, liquidity, opportunity risks.      --           *           --          --          --          --         *
o  Speculative. Currency, speculative
   leverage, liquidity risks.                      --           --          --          --          --          --         o


Financial futures and options; securities
and index options  Contracts involving the
right or obligation to deliver or receive
assets or money depending on the performance
of one or more assets or an economic index.
o  Futures and related options. Interest
   rate, currency, market, hedged or
   speculative leverage, correlation,
   liquidity, opportunity risks.                   *            *           --          --          *           *          *
o  Options on securities and indices. Interest
   rate, currency, market, hedged or speculative
   leverage, correlation, liquidity, credit,
   opportunity risks.                              *            *           --          --          o           *          o

Structured securities  Indexed and/or leveraged
mortgage-backed and other debt securities,
including principal-only and interest-only
securities, leveraged floating rate securities,
and others. These securities tend to be highly
sensitive to interest rate movements and their
performance may not correlate to such movements
in a conventional fashion. Credit, interest
rate, extension, prepayment, market, speculative
leverage, liquidity, valuation risks.              *            *           *           --          *           *          *

Swaps, caps, floors, collars  OTC contracts
involving the right or obligation to receive
or make payments based on two different income
streams. Correlation, credit, currency, interest
rate, hedged or speculative leverage, liquidity,
valuation risks.                                   o            o           o           --          o           o          o


--------------------------------------------------------------------------------
Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------


 Quality rating
 (S&P/Moody's)(2)         High Yield Bond Fund   Sovereign Bond Fund   Strategic Income Fund
Investment-Grade Bonds
AAA/Aaa                    2.1%                  31.4%                 26.1%
AA/Aa                      0.3%                   8.6%                  7.0%
A/A                        0.1%                  19.3%                  0.0%
BBB/Baa                    0.2%                  13.1%                  3.3%
---------------------------------------------------------------------------------------------
Junk Bonds
BB/Ba                      8.2%                  14.0%                 12.2%
B/B                       67.2%                   8.4%                 40.8%
CCC/Caa                    6.3%                   0.0%                  1.6%
CC/Ca                      0.0%                   0.0%                  0.0%
C/C                        0.0%                   0.0%                  0.0%
D                          0.2%                   0.0%                  0.3%
% of portfolio in bonds   84.6%                  94.8%                 91.3%


|_| Rated by Standard & Poor's or Moody's  |_| Rated by the adviser
(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


                                                                FUND DETAILS  31

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/ semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semiannual report or the SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603


       John Hancock(R)                         (C) 1996 John Hancock Funds, Inc.
       Financial Services                                           INCPN  10/97

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM


             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
               SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS




                    JOHN HANCOCK LIMITED-TERM GOVERNMENT FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199 SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 12, 1997
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Limited-Term Government Fund ("Limited-Term Government Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Limited-Term Government Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 12, 1997 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 22, 1997 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal:


                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE

                                            Date __________________, 1997

                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             -----------------------------------
                                             Signature(s)

JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM





VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

     (1) To approve an Agreement and Plan of Reorganization between Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund. Under this Agreement, Limited Term Government Fund would transfer all of its assets to Intermediate Maturity Government Fund in exchange for shares of Intermediate Maturity Government Fund. These shares will be distributed proportionately to you and the other shareholders of Limited-Term Government Fund. Intermediate Maturity Government Fund will also assume Limited-Term Government Fund's liabilities.

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     FOR      |____|               AGAINST |____|             ABSTAIN  |____|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.